EXHIBIT 10.13

DIVIDEND, ASSIGNMENT AND ASSUMPTION AGREEMENT

DIVIDEND, ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of November 18, 2005 (the “Agreement”), by and among PNMR DEVELOPMENT AND MANAGEMENT CORPORATION, a New Mexico corporation (“PNMR Development”) and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“PNM”). PNMR Development and PNM are sometimes hereinafter referred to as the “Parties” or individually as a “Party.”

RECITALS

1.  On November 12, 2004, PNM Resources, Inc. (“PNMR”), Phelps Dodge Energy Services, LLC (“PDES”) and Tucson Electric Power Company (“TEP”) purchased from Duke Energy North America, LLC, all right, title and interest in and to Duke Energy Luna, LLC (the “Company”) which owned a partially constructed approximately 570 MW (nominal) combined cycle natural gas-fired electric generation facility located in Luna County, New Mexico (together with all contract rights, Permits, water rights and other related assets, the “Luna Energy Facility” or the “Project”). (As the result of a name change, the Company is now known as Luna Power Company, LLC.)

2.  On the same date, PNMR, PDES and TEP entered into a Transaction Agreement setting out their mutual intent, as the purchasers of the Company, to, among other things, make one or more in-kind distributions to each of the PNMR, PDES and TEP (or, in the case of PNMR, to an affiliate) of the assets and properties of the Company so that each of PNMR (or its designee), PDES and TEP would own a thirty-three and one third percent (33 1/3%) undivided ownership interest in such assets and properties (such assets and properties being referred to in the Transaction Agreement as the “Distributed Assets”).

3.  Pursuant to an Assignment Agreement, dated as of February 24, 2005, between PNMR and PNMR Development, PNMR assigned to PNMR Development PNMR’s right to receive the distribution of its interest in the Distributed Assets (including tangible personal property interests and other assets in one or more distributions). Thereafter, by Distribution, Assignment and Assumption Agreement, dated as of February 24, 2005, between the Company, TEP, PDES and PNMR Development (the “Distribution Agreement”), the Company made a distribution and assignment of a one-third (1/3) undivided interest in certain of the Distributed Assets to each of TEP, PDES and PNMR Development; and TEP, PDES and PNMR Development assumed and agreed to be bound by the terms and conditions of the permits and contracts that were the subject of the Distribution Agreement.

4.  The Board of Directors of PNMR Development has, by resolution, determined to make a dividend to PNMR of all of PNMR Development’s interest in the Distributed Asserts acquired by PNMR Development pursuant to the Distribution Agreement, as well as all rights under contracts to which PNMR Development is a party that were entered into after February 24, 2005 (collectively, the “PNMR Development Assets”).

5.  PNMR and PNM have entered into an Assignment Agreement, dated as of November 18, 2005 pursuant to which PNMR has assigned to PNM all of PNMR’s right to receive PNMR Development’s dividend of the PNMR Development Assets.

6.  Capitalized terms used herein without definition shall have the meanings assigned to them for purposes of the Transaction Agreement.

NOW, THEREFORE, it is agreed as follows:

1.    Assignment and Conveyance of PNMR Development Assets. PNMR Development hereby dividends, assigns, transfers and conveys to PNM the PNMR Development Assets, including, without limitation, PNMR Development’s interest in each of the following assets and properties associated therewith, and PNM hereby accepts such interest:

A.
The real property identified as the “Power Plant Site” and the real property identified as the “Wellfield Sites” (including water rights associated therewith), all as more particularly described in Schedule 1A hereto;

B.
The permits identified in Schedule 1B hereto, subject to appropriate regulatory notifications, filings, or other requirements, if any (it being understood that certain permits may be in the name of the Operating Agent);

C.	The contracts set forth in Schedule 1C hereto; and

D.	The personal property and equipment described in Schedule 1D hereto.

2.    No Additional Consideration. No additional consideration shall be paid by PNM to PNMR Development in connection with the assignment and conveyance provided for herein.

3.    Assumption of Obligations. PNM agrees to assume PNMR Development’s obligations and to be bound by and to perform all of the terms and conditions, covenants and undertakings of the permits and contracts that are the subject of this Agreement.

4.    Proration of Taxes. Taxes that may be payable with respect to any of the assets being assigned and conveyed pursuant to this Agreement shall be prorated among PNM and PDES and TEP in accordance with their respective undivided ownership interests.

5.    Further Assurances. PNM and PNMR Development shall at any time and from time to time and without additional consideration take such actions and deliver such documents as may be necessary to effectuate the purposes of this Agreement. In particular, they shall execute all deeds and other instruments that may be required to carry into the effect the purposes of this Agreement.

6.    Governing Law. This Agreement is subject to New Mexico law, without regard to conflicts of law principles.

7.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one original. This Agreement may also be executed by facsimile signature and any such executed copies shall be deemed executed and delivered and fully enforceable.

IN WITNESS WHEREOF, the undersigned have executed this Dividend, Assignment and Assumption Agreement as of the date first set forth above.

PNMR DEVELOPMENT AND MANAGEMENT CORPORATION

By: /s/Terry P. Horn___________

Name: Terry P. Horn___________

Title: Vice President and Secretary

PUBLIC SERVICE COMPANY OF NEW MEXICO

By: /s/ John Myers______________

Name: John Myers______________

Title: Vice president, Power Production

Schedule 1A

Description of Power Plant Site

The Southwest ¼ of the Southwest ¼, the Northwest ¼ of the Southwest ¼, and the Southeast ¼ of the Southwest ¼ of Section 16, Township 23 South, Range 9 West, New Mexico Prime Meridian, Luna County, New Mexico, being more particularly described as follows:

BEGINNING at the Southwest Corner, a found 5/8" rebar, which is common with the Southwest corner of said Section 16, on the center line of Arrowhead Drive, a 60' wide roadway, THENCE N 02°35'21" E a distance of 1319.89 feet along the West line of the said Southwest ¼ of the Southwest ¼ to a found Culak Surv-Kap, THENCE N 02°36'05" E a distance of 1319.51 feet along the West line of the Northwest ¼ of the Southwest ¼ to a Culak Surv-Kap at the Northwest corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88°34'28" E a distance of 1321.25 feet along the North line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 02°36'30" W a distance of 1322.37 feet along the East line of the said Northwest ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Southeast corner of the said Northwest ¼ of the Southwest ¼, THENCE S 88°29'34" E a distance of 1320.57 feet along the North line of the said Southeast ¼ of the Southwest ¼ to a found Culak Surv-Kap at the Northeast corner of the said Southeast ¼ of the Southwest ¼, THENCE S 02°35'23" W a distance of 1325.04 feet along the East line of the said Southeast ¼ of the Southwest ¼ to a found P/K nail in rock at the South ¼ of said Section 16 on the centerline of the said Arrowhead Drive, THENCE N 88°21'36" W a distance of 2641.50 feet along the South line of said Section 16 and the centerline of said Arrowhead Drive to the PLACE OF BEGINNING, containing 120.221 acres, more or less.

Description of Wellfield Sites

The real property and/or water rights described in the following deeds and other instruments of record:

1.	Warranty Deed from Steve and Lorraine Franzoy to Duke Energy Luna, LLC dated April 9, 2002, filed at Reception Number 2002-01826 in the Real Property Records of Luna County, New Mexico

2.	General Warranty Deed from Donald R. and Lila M. Gardner to Duke Energy Luna, LLC dated February 15, 2002 filed at Reception Number 2002-00897 in the Real Property Records of Luna County, New Mexico

3.	Special Warranty Deed from Forrest H. Hill to Duke Energy Luna, LLC dated October 17, 2001 filed in the State of New Mexico, County of Luna Reception Number 2001-05183

4.	Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated October 4, 2001 filed at Reception Number 2001-04909 in the Real Property Records of Luna County, New Mexico

5.	General Warranty Deed from James W. and Juanita H. Lang to Duke Energy Luna, LLC dated June 6, 2002 at Reception No. 2002-02852 in the Real Property Records of Luna County, New Mexico

6.	Warranty Deed from Bert W. Timmons to Duke Energy Luna, LLC dated January 23, 2002 filed at Reception No. 2002-00424 in the Real Property Records of Luna County, New Mexico

7.	Special Warranty Deed from Ward T. Bell to Duke Energy Luna, LLC dated March 12, 2002 field at Reception No. 2002-01440 in the Real Property Records of Luna County, New Mexico

8.	Warranty Deed from Owen W. and Elizabeth A. Barker to Duke Energy Luna, LLC dated October 5, 2001 filed at Reception No. 2001-04919 in the Real Property Records of Luna County, New Mexico

9.	Special Warranty Deed from Shelby C. Phillips, III to Duke Energy Luna, LLC dated October 30, 2001 filed in State of New Mexico, County of Luna Reception Number 2001-05532

10.	Warranty Deed from Kent and Vivian Nicoll to Duke Energy Luna, LLC dated January 7, 2002 filed at Reception No. 2002-00087 in the Real Property Records of Luna County, New Mexico

11.	General Warranty Deed from J. Arza Nicoll to Duke Energy Luna, LLC dated January 18, 2002 filed in the State of New Mexico, County of Luna Reception Number 2002-00319

12.	Correction Warranty Deed from Paul I. and Brenda L. Offutt to Duke Energy Luna, LLC dated May 31, 2002 filed at Reception Number 2002-02693 in the Real Property Records of Luna County, New Mexico

13.
Special Warranty Deed from Olin J. and Ruth J. Offutt as Trustees of the Olin J. Offutt and Ruth Offutt Revocable Trust dated November 1, 1995 to Duke Energy Luna, LLC dated November 16, 2001 filed at Reception No. 2002-00284 in the Real Property Records of Luna County, New Mexico

14.	General Warranty Deed from Edmund E. and Alice Ogaz to Duke Energy Luna, LLC dated April 24, 2002 filed at Reception No. 2002-02076 in the Real Property Records of Luna County, New Mexico

15.
General Warranty Deed from Gilbert J. and Catherine C. Cramer Revocable Trust to Duke Energy Luna, LLC dated January 17, 2002 filed at Reception No. 2002-00285 in the Real Property Records of Luna County, New Mexico

16.	Special Warranty Deed from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC dated March 1, 2002 filed at Reception No. 2002-01169 in the Real Property Records of Luna County, New Mexico

17.	General Warranty Deed from Louisa B. Valdespino to Duke Energy Luna, LLC dated January 24, 2002 filed at Reception No. 2002-00413 in the Real Property Records of Luna County, New Mexico

18.	Special Warranty Deed from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC dated November 15, 2001 filed at Reception Number 2001-05740 in the Real Property Records of Luna County, New Mexico

19.	Special Warranty Deed from Bobby D. and Barbara June Waldrop to Duke Energy Luna, LLC dated May 29, 2002 filed at Reception No. 2002-02658 in the Real Property Records of Luna County, New Mexico

20.	Special Warranty Deed from Bobby D. and Barbara June Waldrop to Duke Energy, LLC dated October 29, 2001 filed in the State of New Mexico, County of Luna Reception Number 2001-05293

21.	Change of Ownership of Water Right of No. M-1730 from Steve and Lorraine Franzoy to Duke Energy Luna, LLC filed at Reception No. 2002-06403 in the Real Property Records of Luna County, New Mexico

22.	Change of Ownership of Water Right No. M-526-A from Forrest H. Hill to Duke Energy Luna, LLC filed at Reception No. 2002-06364 in the Real Property Records of Luna County, New Mexico

23.	Water Rights Warranty Deed from Hurt Cattle Company, Inc. to Duke Energy Luna, LLC dated July 12, 2002 filed at Reception number 2002-03584 in the Real Property Records of Luna County, New Mexico

24.	Change of Ownership of Water Right No. M-448 et al, from Hurt Cattle Company to Duke Energy Luna, LLC filed at Reception No. 2002-06500 in the Real Property Records of Luna County, New Mexico

25.	Change of Ownership of Water Right No. M-253 from James W. and Juanita H. Lang to Duke Energy Luna, LLC

26.	Change of Ownership of Water Right No. M-545 from Bert W. Timmons to Duke Energy Luna, LLC filed at Reception No. 2002-06352 in the Real Property Records of Luna County, New Mexico

27.	Change of Ownership of Water Right No. M-480 from Ward T. Bell and Linda M. Bell to Duke Energy Luna, LLC filed at Reception No. 2002-06501 in the Real Property Records of Luna County, New Mexico

28.
Change of Ownership of Water Right No. M-460, et al. from Owen W. Barker and Elizabeth A. Barker to Duke Energy Luna, LLC filed at Reception No. 2002-06518 in the Real Property Records of Luna County, New Mexico

29.	Change of Ownership of Water Right No. M-1715 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06505 in the Real Property Records of Luna County, New Mexico

30.	Change of Ownership of Water Right No. M-456 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06504 in the Real Property Records of Luna County, New Mexico

31.	Change of Ownership of Water Right No. M-455 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06503 in the Real Property Records of Luna County, New Mexico

32.	Change of Ownership of Water Right No. M-454 from Shelby C. Phillips, III to Duke Energy Luna, LLC filed at Reception No. 2002-06502 in the Real Property Records of Luna County, New Mexico

33.	Change of Ownership of Water Right No. M-531 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06354 in the Real Property Records of Luna County, New Mexico

34.	Change of Ownership of Water Right No. M-532 from Joseph K. Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06353 in the Real Property Records of Luna County, New Mexico

35.	Change of Ownership of Water Right No. M-527 from J. Arza Nicoll to Duke Energy Luna, LLC filed at Reception No. 2002-06404 in the Real Property Records of Luna County, New Mexico

36.	Change of Ownership of Water Right No. M-483 from Olin J. Offutt to Duke Energy Luna, LLC filed at Reception No. 2002-06507 in the Real Property Records of Luna County, New Mexico

37.	Change of Ownership of Water Right No. M-493 from Edmund E. Ogaz to Duke Energy Luna, LLC filed at Reception No. 2002-06499 in the Real Property Records of Luna County, New Mexico

38.	Change of Ownership of Water Right No. M-526 from Gilbert T. Cramer to Duke Energy Luna, LLC filed at Reception No. 2002-06401 in the Real Property Records of Luna County, New Mexico

39.	Change of Ownership of Water Right No. M-442 et al. from Ruben V. and Antonia P. Diaz to Duke Energy Luna, LLC filed at Reception No. 2002-06399 in the Real Property Records of Luna County, New Mexico

40.	Change of Ownership of Water Rights No. M-533 (M-534) from Louisa B. Valdespino to Duke Energy Luna, LLC filed at Reception No. 2002-06355 in the Real Property Records of Luna County, New Mexico

41.	Change of Ownership of Water Right No. M1649 from Raymond and Carol L. Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06517 in the Real Property Records of Luna County, New Mexico

42.	Change of Ownership of Water Right No. M-478 from Raymond and Carol Viramontes to Duke Energy Luna, LLC filed at Reception No. 2002-06356 in the Real Property Records of Luna County, New Mexico

43.	Change of Ownership of Water Right No. M-462-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06506 in the Real Property Records of Luna County, New Mexico

44.	Change of Ownership of Water Right No. M-480-A from Bobby D. and Barbara J. Waldrop to Duke Energy Luna, LLC filed at Reception No. 2002-06510 in the Real Property Records of Luna County, New Mexico

45.
Letter dated September 24, 2002 from Modrall Sperling (Counsel for Duke Energy Luna, LLC) to the New Mexico State Engineer Office withdrawing Application to Change Place and Purpose of Use of Underground Water No. M-496

46.	Change of Ownership of Water Rights from Donald L. and Lila M. Garner to Duke Energy Luna, LLC filed at Reception No. 2002-06402 in the Real Property Records of Luna County, New Mexico

47.	The permits set forth in items 13-40 on Schedule 1B.

Schedule 1B

Permits

Unexpired Permits

1.
Order of the New Mexico Public Regulation Commission dated October 27, 2000 accepting the Stipulation prepared by Duke Energy Luna, LLC, the Staff of the Utility Division of the New Mexico Public Regulation Commission, the New Mexico Industrial Energy Consumers, and Public Service Company of New Mexico, submitted to the New Mexico Public Regulation Commission on October 17, 2000

2.
Final Order of the New Mexico Public Regulation Commission dated March 27, 2001 approving the siting and location of the Luna Energy Facility and associated 3,200 feet of 345 kV connecting transmission line

3.
Prevention of Significant Deterioration Permit No. PSD-NM-2450-M1, issued on June 11, 2002, which replaced Permit No. PSD-NM-2450 issued December 29, 2000, from the State of New Mexico Environment Department Air Quality Bureau

4.	Prevention of Significant Deterioration Permit No. PSD-NM-2450-M1 issued June 11, 2002 from the State of New Mexico Environment Department Air Quality Bureau

5.	Administrative Permit Revision to Prevention of Significant Deterioration Permit No. PSD-NM-2450-M1 issued May 29, 2003 from the State of New Mexico Environment Department Air Quality Bureau

6.	Acid Rain Permit No. P209A issued to Duke Energy Luna, LLC by the State of New Mexico Environment Department Air Quality Bureau dated January 24, 2001

7.	Permit No. 4844 to Construct a Dam (for evaporation ponds) issued to Duke Energy Luna, LLC by the State of New Mexico Office of the State Engineer on January 23, 2002

8.	Certificate of Construction and Operation and Proof of Completion (for OSE File No. 4844) issued February 12, 2004 by the State of New Mexico Office of the State Engineer (for the evaporation ponds)

9.
Notification from US EPA dated September 15, 2004 issued to Duke Energy Luna, LLC acknowledging receipt of Notice of Intent for coverage under the NPDES General Permit for Storm Water Discharges from Construction Activity. Coverage under the permit for the plant site began on December 22, 2003.

10.
Undated letter from the New Mexico Environment Department Hazardous Waste Bureau acknowledging receipt of RCRA Notification of Regulated Waste Activity and issuing EPA ID Number NMR000006338 to Duke Energy Luna, LLC

11.	Discharge Plan Approval issued by the State of New Mexico Environment Department to Duke Energy Luna, LLC dated February 22, 2001

12.
Determination of No Hazard to Air Navigation issued to Duke Energy Luna, LLC by the Federal Aviation Administration dated April 12, 2001 (Transmission towers or plant stacks in existing utility corridor)

13.	Permit to Change Place and Purpose of Use of Well M-1730 dated September 23, 2002 issued by the State of New Mexico State Engineer Office. (Property conveyed by Franzoy)

14.	Permit to Change Place and Purpose of Use No. M-526-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Hill)

15.	Permit to Change Location of Well No. M-526-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hill)

16.
Permit to Change Place and Purpose of Use of underground waters (File Nos. M-448, M-469, M-474) dated February 20, 2001 as amended by State Engineer Order and Revised Permit (File Nos. M-166 and M-167, and M-448, M-469 and M-474) dated April 3, 2001

(a)	Permit to Change Location of Well No. M-469 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

(b)	Permit to Change Location of Well No. M-469-S-2 dated October 15, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Hurt Cattle Co.)

17.	Permit to Change Place and Purpose of Use No. M-253 dated May 29, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Lang)

18.	Permit to Change Place and Purpose of Use No. M-545 dated May 29, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Timmons)

19.	Permit to Change Place and Purpose of Use No. M-480 dated November 28, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Bell)

20.	Permit to Change Location of Well No. M-460-S-2 dated April 8, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Barker)

21.	Permit to Change Place and Purpose of Use No. M-1715 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

22.	Permit to Change Place and Purpose of Use No. M-456 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

(a)	Permit to Change Location of Well No. M-456 dated August 27, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips.)

23.	Permit to Change Place and Purpose of Use No. M-456-S dated May 28, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

24.	Permit to Change Place and Purpose of Use No. M-456-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

25.	Permit to Change Location of Well M-455-S-2 dated May 9, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

26.	Permit to Change Place and Purpose of Use No. M-455 dated October 17, 2001 issued by the State of New Mexico State Engineer Office

27.	Permit to Change Place and Purpose of Use No. M-454 dated September 14, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

(a)	Permit to Change Location of Well No. M-454-S dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Phillips)

28.	Permit to Change Place and Purpose of Use No. M-531 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Kent Nicoll)

29.	Permit to Change Place and Purpose of Use No. M-532 dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Kent Nicoll)

(a)	Permit to Change Location of Well No. M-532-S dated July 16, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Kent Nicoll)

30.	Permit to Change Location of Well M-527 dated January 10, 2003 issued by the State of New Mexico State Engineer Office (Property conveyed by Nicoll)

31.	Permit to Change Location of Well No. M-527-S-2 January 10, 2003 issued by the State of New Mexico State Engineer Office (Property conveyed by J. Arza Nicoll)

32.	Permit to Change Place and Purpose of Use No. M-483 dated October 17, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Offutt)

33.	Permit to Change Place and Purpose of Use No. M-526 dated November 28, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Cramer)

(a)	Permit to Change Location of Well No. M-526-S-4 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Cramer)

34.	Permit to Change Place and Purpose of Use No. M-442 dated May 22, 2002 issued by the State of New Mexico State Engineer Officer (Property conveyed by Diaz)

35.	Permit to Change Location of Well No. M-442-S-5 dated October 11, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Diaz)

36.	Permit to Change Place and Purpose of Use No. M-533 (M-534) dated April 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino)

(a)	Permit to Change Location of Well No. M-533 dated June 12, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Valdespino.)

37.	Permit to Change Place and Purpose of Use No. M-1649 dated September 14, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Viramontes)

38.	Permit to Change Location of Well No. M-478-S dated July 10, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Viramontes)

39.	Permit to Change Place and Purpose of Use No. M-462-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Waldrop)

40.	Permit to Change Place and Purpose of Use No. M-480-A dated October 17, 2001 issued by the State of New Mexico State Engineer Office (Property conveyed by Waldrop)

(a)	Permit to Change Location of Well No. M-480-A dated May 21, 2002 issued by the State of New Mexico State Engineer Office (Property conveyed by Waldrop)

41.	Temporary Certificate of Occupancy issued to Duke Energy Luna, LLC by the City of Deming on September 16, 2004 for the Administration Building

42.	Temporary Certificate of Occupancy issued to Duke Energy Luna, LLC by the City of Deming on September 16, 2004 for the Warehouse (Storage Building)

43.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-60)

44.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-61)

45.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-62)

46.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved July 1, 2002 (Permit 2002-63)

47.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-8)

48.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-9)

49.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-10)

50.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-11)

51.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-12)

52.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-14)

53.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-15)

54.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-16)

55.
Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved February 10, 2002 (Permit 2002-16A)

56.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved March 22, 2002 (Permit 2002-27)

57.	Application for Permit to the Use of County Right-of-Way by Utilities and Other Persons submitted by Duke Energy Luna, LLC to the Luna County Road Department, approved March 22, 2002 (Permit 2002-28)

58.	Application for Driveway Permits submitted by Duke/Fluor Daniel to the Luna County Road Department, approved July 31, 2001:

(a)	Permanent Plant Entrance Road

(b)	Permanent Gas Yard Entrance Road

(c)	Temporary Construction Road #1

(d)	Temporary Construction Road #2

(e)	Temporary Construction Road #3

59.	Utility Permit Approvals issued to Duke Energy Luna, LLC by the New Mexico State Highway and Transportation Department dated January 13, 2003:

(a)	Permit No. 1-01-182, New Mexico Highway 418, Mile Marker 3.1

(b)	Permit No. 1-01-183, U.S. Highway 180, Mile Marker 164.6

(c)	Permit No. 1-01-185, Interstate 10, Mile Marker 79.46

(d)	Permit No. 1-02-11, Loop 22 (U.S. Highways 70 and 80), Mile Marker 2.7

(e)	Permit No. 1-02-21, Interstate 10, between Mile Markers 83.63 and 83.7

Expired Permits

60.	Utility Permit Approvals issued to Duke Energy Luna, LLC by the New Mexico State Highway and Transportation Department:

(a)	Permit No. 1-02-172, New Mexico Highway 418, Mile Marker 10.3, issued August 12, 2002

(b)	Permit No. 1-02-176, Interstate 10, Mile Marker 78.69, issued August 15, 2002

61.
NPDES Storm Water Construction Permit issued to Duke Energy Luna, LLC by the United States Environmental Protection Agency on September 12, 2001 for construction on plant site (expired upon issuance of new General Permit in July 2003. Coverage obtained under new General Permit, see Item 9 of Schedule 1B).

62.
NPDES Storm Water Construction Permit (Tracking No. NMR10C158) issued to Duke Energy Luna, LLC by the United States Environmental Protection Agency on December 5, 2001 for construction of water pipeline (terminated on September 2, 2002)

63.
NPDES Storm Water Construction Permit (Tracking No. NMR10C396) issued to Framatome ANP DE&S by the United States Environmental Protection Agency for construction at the Deming wastewater treatment plant (terminated on November 26, 2002)

64.	Hydrostatic Test Water Discharge Permit HI-079 issued to Duke Energy Luna, LLC by the New Mexico Energy, Minerals and Natural Resources Department on August 14, 2002 (never activated)

Schedule 1C

Contracts

1.	Long Term Service Agreement between General Electric International, Inc. and Duke Energy Luna, LLC dated June 29, 2001

2.	Global Amendment to Long Term Service Agreements between Duke Energy Global Markets, Inc. and General Electric International, Inc. dated December 9, 2002

3.	Global Amendment #2 to Long Term Service Agreements between Duke Energy Luna, LLC et al. and General Electric International, Inc. dated March 26, 2004

4.	Wastewater Treatment and Emergency Water Cooperative Agreement between Duke Energy Luna, LLC and the City of Deming, New Mexico dated December 12, 2003

5.	Electric Line Extension Agreement (Company-Built System) between Public Service Company of New Mexico and Duke Energy Luna, LLC dated April 20, 2002

6.	Electric Line Extension Revenue Credit Guarantee Agreement between Public Service Company of New Mexico and Duke Energy Luna, LLC dated April 20, 2002

7.	Operating and Maintenance Agreement between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

8.
Letter Agreement for the Construction, Operation and Ownership of the Deming Power Plant Delivery Point between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

9.
Letter Agreement for Provision of Onsite Metering Data Signals at the Deming Power Plant Delivery Point metering Facilities between El Paso Natural Gas Company and Duke Energy Luna, LLC dated June 25, 2002 (to extent still in effect)

10.	Assignment and Assumption of Certain Rights and Obligations from Duke Energy North America, LLC to Duke Energy Luna, LLC dated August 10, 2001

11.	Letter dated March 12, 2002 from Duke Energy North America, LLC to General Electric Company confirming the assignment of combustion and steam turbines to Duke Energy Luna, LLC

12.	Purchase Order No. 70923-2-4001 dated October 1, 2001 issued by Duke Energy North America, LLC to General Electric Company for the purchase of two combustion turbines.

13.	Purchase Order #70923-2-4002 dated October 1, 2001 issued by Duke Energy North America, LLC to General Electric Company for the purchase of one steam turbine.

14.	Verbal agreement with Luna County to allow Duke Energy Luna, LLC to place a temporary sign along the County Road commonly known as Arrowhead Drive.

15.	Purchase orders for leases of trailers and storage units.

16.
Special Warranty Deed from City of Deming, New Mexico to Duke Energy Luna, LLC, dated as of the Closing Date, to be recorded on the Closing Date in the Real Property Records of Luna County, New Mexico.

17.	Purchase Orders with Pro Force for security services dated December 18, 2002 and December 12, 2003, supplemented by letter dated December 17, 2002.

18.	Electricity, water and other minor utility services contracts.

19.	New Mexico One Call contract (notification to begin digging).

20.	Engineering, Procurement and Construction Agreement for the Luna Energy Facility by and among PDES, TEP, PNMR Development and Fluor Enterprises, Inc., dated as of February 24, 2005.

21.	Luna Energy Facility Operation and Maintenance Agreement between PNMR Development, TEP, PDES and North American Energy Services Company, dated as of August 15, 2005.

22.	Construction Administration and Funding Agreement between PNMR Development, TEP and PDES, dated as of October 20, 2005.

23.	Lease Agreement between PNMR Development and John Weldy, dated as of July 11, 2005.

24.	Letter Agreement Establishing Temporary Arrangements regarding Luna Energy Facility between PDES, TEP and PNMR Development, dated as of March 8, 2005.

25.	Confirmation of Customer’s Work Station Configuration Agreement between PNMR Development and Open Access Technology International, Inc., dated as of October 10, 2005.

26.	Ranching and Grazing Lease between PNMR Development and Hurt Cattle Company, dated as of July 11, 2005.

27.	Waiver and Hold Harmless Agreement between PNMR Development and Justin Nicoll, dated as of May 26, 2005.

28.	Waiver and Hold Harmless Agreement between PNMR Development and Gage Gophers Chapter of the 4-H Club, dated as of May 26, 2005.

29.	Operating and Maintenance Agreement between PNMR Development and El Paso Natural Gas Company, dated as of August 1, 2005.

30.	License Agreement between PNMR Development and El Paso Natural Gas Company, dated as of August 30, 2005.

31.	Construction of Facilities Agreement for the Luna Energy Facility between PNMR Development and El Paso Natural Gas Company, dated as of March 11, 2005.

32.	Second Revised Interconnection Agreement between El Paso Electric Company, PNM. Texas-New Mexico Power Company, Luna Power Company, LLC, PDES, TEP and PNMR Development, dated as of August 5, 2005.

33.	All and any other contracts, agreements of every description pertaining to the Luna Energy Facility, or the construction or operation thereof, to which PNMR Development is a party.

Schedule 1D
Facility Personal Property and Equipment

1.
Two (2) General Electric model 7241 combustion turbine generators coupled with two (2) hydrogen cooled GE 7FH2 generators (CTGs), plus auxiliary equipment and systems. The combustion turbines are natural gas fuel only with a dry low NOx combustion system. The combustion turbine and auxiliaries are packaged for outdoor installation.

2.	The Stellar Group combustion turbine inlet air chiller system.

3.
Two (2) Erie Power Technology Inc (formerly Aalborg) heat recovery steam generators (HRSGs) and accessories for each combustion turbine. Each HRSG is a duct-fired, three-pressure, reheat, natural circulation type with horizontal gas flow and vertical tubes. Each HRSG has a selective catalytic reduction (SCR) system.

4.	Main steam system and STG by-pass steam system (for start-up, shut-down and upset conditions).

5.
One (1) General Electric steam turbine generator (STG) with accessories and auxiliary systems. The steam turbine is a 3600 rpm, reheat, double flow, down exhaust type turbine with a hydrogen cooled GE 324 Generator.

6.	Boiler feedwater pumps.

7.	Condensate tank and pumps.

8.
Components of a natural gas supply system consisting of lateral piping, metering station parts, pressure regulator, natural gas treatment and heating equipment, and supply piping to the combustion turbines, duct burners, and auxiliary users.

9.	Components of a boiler feedwater treatment system.

10.	Boiler blowdown equipment and tanks.

11.	Chemical feed equipment for boiler feedwater.

12.	Natural gas fired auxiliary boiler.

13.
Red Mountain well field water system, including the water production wells located on the Wellfield Sites listed in Schedule 1A, storage tank, pumping station with pump house, and well field gathering and pumping equipment with DCS interface.

14.
Capital improvements to the City of Deming’s water treatment plant facilities, including but not limited to pond, sand filters and chlorination equipment. NOTE: Pursuant to the Wastewater Treatment and Emergency Water Cooperative Agreement between Duke Energy Luna, LLC and the City of Deming, New Mexico dated December 12, 2003, title to this system vests in the City of Deming upon completion of construction and acceptance by the City of Deming.

15.	Generator electrical equipment including three (3) 345KV main step-up transformers and three (3) 18 kV generator circuit breakers and associated 18 kV isolated phase bus ducts.

16.	On-site electrical interconnection equipment.

17.	Electrical system including two (2) unit auxiliary transformers, 4,160V switchgear, 480V switchgear, 4,160V-480V station service transformers, 480V MCCs and 125V AC system.

18.	120V AC uninterruptible power supply (UPS) system.

19.	125 Volt DC power system.

20.	One (1) emergency station power diesel generator.

21.	Continuous Emission Monitoring System (CEMS) for each HRSG stack.

22.	Plant control system equipment including distributed control system (DCS) equipment.

23.	Plant/instrument air system equipment.

24.	Plant utility systems equipment including components of service water system, wastewater system, water treatment system, and plant fire protection system.

25.	Administration/Main Control Room Building

26.	Warehouse/Maintenance Building

27.	Fire/Pump House

28.	Power Distribution Centers

29.	Six (6) 2001 Kawasaki Mules, Model #KAF300-C5, VIN#s JK1AFBC161B533733, JK1AFBC171B529433, JK1AFBC101B533758, JK1AFBC101B533761, JK1AFBC161B533716, JK1AFBC171B533742

30.	2002 Ford Explorer VIN #1FMDU74W22UB33380

31.
All other equipment, parts, systems, materials and other personal property not specified Items 1-30 which comprise part of or are otherwise located on, in or under the power plant, the Power Plant Site, the Wellfield Sites or the Easements.